Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Triumph Group, Inc. (the "Company") on Form 10-K for the year ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. David Kornblatt, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ M. DAVID KORNBLATT
M. David Kornblatt Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)
May 25, 2012
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A signed original of this written statement required by Section 906 has been provided to Triumph Group, Inc. and will be retained by Triumph Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.